UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 2, 2007

Date of Report (Date of Earliest Event Reported)

CAPITAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	000-51114	62-1848668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 West End Avenue, Nashville, TN 37203

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (615) 327-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 2, 2007, Renasant Corporation, a Mississippi corporation (“Renasant”), Renasant Bank, a Mississippi banking association, Capital Bancorp, Inc., a Tennessee corporation (“Capital”), and Capital Bank & Trust Company, a Tennessee banking association (“Capital Bank”), entered into Amendment Number One to Agreement and Plan of Merger (the “Amendment”). The Amendment amends the Agreement and Plan of Merger dated as of February 5, 2007 by and among Renasant, Renasant Bank, Capital and Capital Bank (the “Merger Agreement”), pursuant to which, upon satisfaction of all conditions to the closing of the transactions described in the Merger Agreement, Capital will merge with and into Renasant and, immediately thereafter, Capital Bank will merge with and into Renasant Bank.

Pursuant to the Amendment, Renasant, Renasant Bank, Capital and Capital Bank agreed to amend the Merger Agreement to add the approval of the Merger Agreement by the requisite vote of the shareholders of Renasant, to the extent a vote of Renasant shareholders is required by applicable law and the rules of The NASDAQ Stock Market, as an additional condition to closing the transactions contemplated by the Merger Agreement. The Amendment also amends the Merger Agreement to provide that either Renasant or Capital may terminate the Merger Agreement if Renasant shareholders vote on but fail to approve the Merger Agreement.

The information set forth above is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Additional Information About the Transaction

In connection with the proposed merger, Renasant and Capital intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that will contain a proxy statement/prospectus. This proxy statement/prospectus will be mailed to the shareholders of Capital. INVESTORS AND SECURITY HOLDERS OF CAPITAL ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, CAPITAL AND THE PROPOSED MERGER. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Renasant or Capital with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Renasant by directing a written request to Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804 Attention: Investor Relations, and free copies of the documents filed with the SEC by Capital by directing a written request to Capital Bancorp, Inc., 1816 Hayes Street, Nashville, Tennessee 37203.

Renasant, Capital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Capital in connection with the proposed transaction. Information about the directors and executive officers of Renasant is set forth in the proxy statement for Renasant Corporation’s 2006 annual meeting of shareholders, as filed with the SEC on March 9, 2006. Information about the directors and executive officers of Capital is set forth in the proxy statement for Capital Bancorp, Inc.’s 2006 annual meeting of shareholders, as filed with the SEC on April 13, 2006. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available.

Forward Looking Statements

This current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Capital and between Renasant Bank and Capital Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant and Capital’s plans, objectives, expectations and intentions and other statements contained in this current report that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and Capital’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and Capital may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) Capital’s shareholders may fail to approve the transaction; (7) a weakening of the economies in which the combined company will conduct operations may adversely affect our operating results; (8) the U.S. legal and regulatory framework could adversely affect the operating results of the combined company; (9) the interest rate environment may compress margins and adversely affect net interest income; and (10) competition from other financial services companies in our markets could adversely affect operations. Additional factors that could cause Renasant’s and Capital’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and Capital’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, Capital or the proposed merger or other matters and attributable to Renasant, Capital or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and Capital do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Amendment Number One to Agreement and Plan of Merger by and among Renasant Corporation, Renasant Bank, Capital Bancorp, Inc. and Capital Bank & Trust Company, dated as of March 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: March 6, 2007	By:	/s/ Sally P. Kimble
Sally P. Kimble
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Amendment Number One to Agreement and Plan of Merger by and among Renasant Corporation, Renasant Bank, Capital Bancorp, Inc. and Capital Bank & Trust Company, dated as of March 2, 2007.